EXHIBIT 10.7(e)

                         REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement, dated as of December 16, 1998 (the "Closing Date") is by and among Netopia, Inc., a Delaware corporation (the "Company"), Serus, LLC, a Utah limited liability company ("Serus") and the other signatories hereto (the "Members").

                                    RECITALS

                  WHEREAS, the Company has entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of the date hereof, by and among the Company, Serus Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company, and Serus, pursuant to which the Company is acquiring certain assets from Serus in return for a combination of cash and shares of the Company's Common Stock, par value $.001 (the "Common Stock"), as consideration therefor; and

                  WHEREAS, the Company deems it desirable for the Company to grant certain registration rights to Serus in order to induce Serus to accept as partial consideration the Common Stock pursuant to the terms of the Asset Purchase Agreement.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1.       Definitions

                             As used in this Agreement:

                           (a)    "Commission" means the Securities and Exchange
Commission or any other federal agency at the time administering the Securities Act.

                           (b)     "Holder" or "Holders"  means  Serus  and  the
Members, or any person or persons who shall, pursuant to Section 8 or Section 14 hereof, become parties hereto. For purposes of this Agreement, a Person will be deemed to be a Holder of Registrable Shares whenever such Person has the then existing right to acquire or receive such Registrable Shares (by exercise, conversion or otherwise), whether or not such acquisition has actually been effected.

                           (c)     "Person" means a natural  person, a  partner-
ship, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporatedorganization or a govern-mental entity or any department, agency or political subdivision thereof.

                           (d)     "Registrable Shares" means at  any  time  (i)
the Common Stock issued to Serus under the Asset Purchase Agreement or otherwise acquired by a Holder, and (ii) any securities of the Company issued or issuable with respect to any securities referred to in clause (i) above, upon any stock split, stock dividend, recapitalization or similar event, excluding shares that have been sold (A) to or through a broker, dealer or underwriter in a public distribution or a public securities transaction, or (B) pursuant to Rule 144 promulgated under the Securities Act (or any similar successor provision thereto).

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                           (e)     "Registration  Expenses"  has  the  meaning
ascribed to it in Section 5 of this Agreement.

                           (f)     "Securities Act" means the Securities Act  of
1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                           (g)    "Securities Exchange Act" means the Securities
Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  2.       Piggyback Registrations

                           (a)      Notice of Registration to Holders. If at any
time or from time to time the Company shall determine to register any of its equity securities, either for its own account or the account of a security holder or group of security holders, other than (i) a registration relating solely to employee benefit plans on Form S-8 (or any substitute or successor form), or (ii) a registration relating solely to a Commission Rule 145 transaction on Form S-4 (or any substitute or successor form), the Company will:

                                    (i)     promptly give to the Holders written
 notice thereof, which notice shall be given not less than 30 days prior to the date the registration statement is to be filed; and

                                    (ii) include  in such registration (and  any
related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 15 days after receipt of such written notice from the Company, by any of the Holders.

                           (b)      Priority  on  Primary  Registrations.  If  a
registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration
(i) creates a risk that the price per share in such registration will be materially and adversely affected or (ii) exceeds the number which reasonably can be sold in such offering, the Company will include in such registration (x) first, the securities the Company proposes to sell, (y) second, the Registrable Shares the Holders requested to be included in such registration plus shares held by other parties entitled to similar rights to registration ("Other Holders"), which in the opinion of the underwriters can be sold, pro rata, among the Holders of such Registrable Shares and Other Holders, on the basis of the number of Registrable Shares requested to be included in such registration by each such Holder and Other Holder.

     (c) Priority on Secondary Registrations. If a registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration (i) creates a risk that the price per share in such registration will be materially and adversely affected or (ii) exceeds the number which can reasonably be sold in such offering, the Company will include in such registration (x) first, the securities requested to be included therein by the holder or group of holders requesting such registration (the "Demand Holders"), which in such opinion of such underwriters can be sold, pro rata, among the Demand Holders, on the basis of the number of Demand Holders shares requested to be included in such registration by each such Demand Holder, (y) second, the securities requested to be included therein by the Holders of Registrable Shares", which in such opinion of such underwriters can be sold, pro rata, among the Holders of Registrable Shares, on the basis of the number of Registrable Shares requested to be included in such registration by each such Holder, and
(z) third, the shares requested to be included by Other Holders who have requested to be included in such registration.

     (d) Withdrawal. Any selling Holder shall have the right to withdraw its request for inclusion of its Registrable Shares in any registration pursuant to this Section 2 by giving written notice to the Company of its request to withdraw no later than five days before such registration statement becomes effective.

     (e) Registration Rights of Other Security Holders of the Company. The Company may not grant registration rights to any holder of equity securities of the Company which is inconsistent with the rights granted to the Holders of the Registrable Shares in this Agreement or more favorable to such security holder than those granted to Serus and the Members pursuant to this Agreement.

                  3.       Holdback Agreements

     (a) The Holders agree not to effect any public sale or distribution of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the 15 days prior to and the 120-day period beginning on the effective date of any underwritten registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree. The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 120-day beginning on the effective date of any underwritten registration (except as part of such underwritten registration or pursuant to registrations on Form S-8 or any substitute or successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) use commercially reasonable efforts to cause each holders of at least 5% (on a fully-diluted basis) of its equity securities (other than equity securities acquired in a public trading market), or any securities convertible into, or exchangeable or exercisable for, such securities, purchased from the Company at any time (other than in a registered public offering) to agree not to effect any public sale or distribution of any such securities during such period (except as part of such underwritten registration, of otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

                  4.       Registration Procedures

     Whenever the Holders are entitled to include their Registrable Shares in a registered offering of the Company's shares, the Company will:

     (a) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement (including any documents incorporated by reference therein and all exhibits thereto), each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

     (b) use commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holders to consummate the disposition in such jurisdictions of the Registrable Shares owned by the Holders; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (ii) consent to general service of process in any such jurisdiction;

     (c) cause all such Registrable Shares to be listed or authorized for quotation on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or quoted;

     (d) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such registration statement;

     (e) promptly notify each Holder of such Registrable Shares, after it shall receive notice thereof, of the time when such registration statement has become effective, or a supplement to any prospectus forming a part of such registration statement has been filed;

     (f) promptly notify each seller of such Registrable Shares of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

     (g) prepare and promptly file with the Commission, and promptly notify each Holder of such Registrable Shares of the filing of, such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;

     (h) promptly advise each Holder of such Registrable Shares, immediately after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

     (i) otherwise use commercially reasonable efforts to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the intended method of disposition.

     (j) Each Holder of Registrable Shares that sells such Registrable Shares pursuant to a registration under this Agreement agrees, in connection with that registration, as follows:

     (i) Such Holder shall cooperate as with the Company, when reasonably requested by the Company, in connection with the preparation of the registration statement, and for so long as the Company is obligated to file and keep effective the registration statement, shall provide to the Company, in writing, for use in the registration statement, the information regarding such Holder and its plan of distribution of the Registrable Shares reasonably required by the Company to maintain the effectiveness of the Registration Statement.

     (ii) During such time as such Holder may be engaged in a distribution of the Registrable Shares, such seller shall comply with Rule 102 and Rule 104 of Regulation M promulgated under the Securities Exchange Act and pursuant thereto it shall, among other things, cease distribution of such Registrable Shares pursuant to such registration statement upon receipt of written notice from the Company that the prospectus covering the Registrable Shares contains any untrue statement of a material fact or omits a material fact required to be stated therein or necessary to make the statements therein not misleading.

5.       Registration Expenses

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees of transfer agents and registrars, fees and expenses of compliance with securities or blue sky laws (including, without limitation, reasonable fees and disbursements of one counsel for the underwriters in connection with blue sky qualification), fees of the National Association of Securities Dealers, Inc., printing expenses, travel and other road show expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and its independent certified public accountants, underwriters (excluding discounts and commissions attributable to the Registrable Shares included in such registration) and other Persons retained by the Company (all such expenses being herein called

"Registration Expenses") will be borne by the Company. In addition, the Company will pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual or special audit or quarterly review, the expense of any liability insurance obtained by the Company and the expenses and fees for listing or authorizing for quotation the securities to be registered on each securities exchange on which any shares of common stock are then listed or quoted.

     (b) In connection with each registration effected pursuant to this Agreement, the Company will reimburse the Holders of Registrable Shares covered by such registration for the reasonable fees and disbursements of one counsel for the Holders, chosen by the Holders of a majority of such Registrable Shares.

                  6.       Indemnification

     (a) The Company  agrees to indemnify,  to the fullest  extent  permitted by law, each Holder of Registrable Shares, its officers and directors and each Person who controls each seller (within the meaning of the Securities Act or the Securities Exchange Act) against all losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees, except as limited by paragraph 6(c)) caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall enter into an underwriting agreement in customary form containing such provisions for indemnification and contribution as shall be reasonably requested by the underwriters. The reimbursements required by this paragraph 6(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

     (b) In connection with any registration statement in which a Holder of Registrable Shares is participating, each such Holder agrees to indemnify the Company, its directors and executive officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including, without limitation, attorneys' fees except as limited by paragraph 6(c)) resulting from any untrue statement of a material fact contained in the registration statement, prospectus or preliminary prospectus, or any amendment thereof or supplement thereto, or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder; provided that the obligation to indemnify will be in proportion to, and such liability will be limited to, the amount received by such Holder from the sale of Registrable Shares pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person, except to the extent such failure to give notice shall materially prejudice the rights of the indemnifying party), and
(ii) unless in such indemnified party's reasonable judgment (with written advice of counsel), a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment (with written advice of counsel) of any indemnified party, a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) Each party hereto agrees that if, for any reason, the indemnification provisions contemplated by Section 6(a) or Section 6(b) are unavailable to, or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof), in such proportion as is appropriate, to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose), or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 6(d), unless such allocation is called for after consideration of such equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 6(c), defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Holders shall not be required to contribute an amount greater than the dollar amount of the proceeds received by such Holders with respect to the sale of any Registrable Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations, in this Section 6(d), to contribute, shall be several in proportion to the amount of Registrable Shares registered by them, and not joint.

     (e) The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party, and will survive, for such indemnified party and such officers, directors or controlling Persons of such indemnified party, the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

                  7.       Compliance with Rule 144

     (a) The Company shall (i) make and keep public information available, as those terms are understood and defined in Rule 144 of the Securities Act, (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, and (iii) at the request of any Holder who proposes to sell securities in compliance with Rule 144, forthwith furnish to such Holder a written statement of compliance with the reporting requirements of the Commission, as set forth in Rule 144 as such rule may be amended from time to time, and make available to the public and such Holders such information as will enable the Holders to make sales pursuant to Rule 144.

     (b) The Holders may sell any Registrable Shares, if such sale or sales do not violate the restrictions Rule 144 places on sales of "restricted securities" (as defined under Rule 144).

     (c) At the expiration of 12 months from the Closing Date, there will be no contractual restrictions on any sale or sales, by any Holder, of any Registrable Shares; provided, however, that the Company will take all reasonable affirmative actions to ensure the Registrable Shares are no longer "restricted securities" (as defined under Rule 144), including (i) making available adequate current public information with respect to the Company, as issuer of the securities, as required by Rule 144(c), and (ii) all other actions which the Company is required to perform to ensure the Registrable Shares no longer qualify as restricted securities.

     (d) At the expiration of 24 months from the Closing Date, and upon demand of any Holder, the Company shall effect a removal of the legend on each stock certificate held by the Holder which identifies the security represented thereby as a "restricted security" (as defined under Rule 144).

                  8.       Transfers by Holders

     Any Holder may transfer the registration rights it holds pursuant to this Agreement to any other Person who after such transfer holds at least 35,000 shares, or if less than 35,000 shares, then all shares held by a Holder; provided, however, that such transfer will be permitted only if the transferee or transferees agree(s) to comply with, and otherwise be bound by, all the terms and conditions this Agreement.

                  9.       Participation in Underwritten Registrations

     (a) No Person may participate in any registration hereunder which is underwritten unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements, and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

     (b) No Person may participate in any registration hereunder if such Person's Registrable Shares could then be sold in any three-month period without registration in accordance with Rule 144, and in such case, such Person shall not be bound by any of the terms or obligations of this Agreement.

                  10.    Representations and Warranties of Serus and the Members


     (a) Investment Representations and Warranties. As of the Closing Date, Serus and the Members hereby jointly and severally represent and warrant to the Company that:

     (i) The Registrable Shares issued under the Asset Purchase Agreement are being acquired for the Serus's own account for investment purposes only, and not as a nominee or agent, and not with a view to the resale or distribution of all or any part of such Registrable Shares. Serus does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant a participating interest, in the Registrable Shares issued pursuant to the Asset Purchase Agreement.

     (ii) Serus has been furnished with, and has had access to, such information as it considers necessary or appropriate for deciding whether to invest in the Company, and Serus has had an opportunity to ask questions and receive answers from the Company and its representatives regarding the terms and conditions of issuance of the Registrable Shares pursuant to the Asset Purchase Agreement.

     (iii) Serus and the Members can bear the economic risk of the investment in the Registrable Shares issued under the Asset Purchase Agreement and have such knowledge and experience in financial or business matters as to be capable of evaluating the merits and risks of such investment in the Company.

     (b) Restricted Securities. The Registrable Shares issued under the Asset Purchase Agreement have not been registered under the Securities Act on the ground that the sale provided for in the Asset Purchase Agreement is exempt from the registration requirements of the Securities Act, and the Company's reliance on such exemption is predicated, in part, on the representations and warranties in Section 10(a) above. Serus and the Members hereby confirm that Serus and the Members have been informed that the Registrable Shares issued under the Asset Purchase Agreement such Shares are "restricted securities" (as defined in Rule
144) and may not be offered and sold unless such Shares are first registered under the Securities Act or unless an exemption from registration under the Securities Act is available. Accordingly, Serus and the Members hereby acknowledge that the Registrable Shares issued under the Asset Purchase Agreement may not be transferred except in compliance with applicable securities laws and regulations.

     (c) Restrictive Legends. Subject to Section 7(c), the stock certificates for the Registrable Shares issued under the Asset Purchase Agreement on the Closing Date shall be endorsed with any restrictive legend required by state law and the following legend:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE.

                  11.      Adjustments Affecting Registrable Shares

     The Company will not take any action, or permit any change to occur, with respect to its securities, which would adversely affect the ability of the Holders of the Registrable Shares to include such Holder's Registrable Shares in a registration undertaken pursuant to this Agreement, or which would adversely affect the marketability of such Registrable Shares in any such registration.

                  12.      Remedies

     Any Person having rights under any provision of this Agreement will be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law.

                  13.      Amendments and Waivers

     Except as otherwise expressly provided herein, the provisions of this Agreement may be amended or waived at any time only by the written agreement of the Company and the Holders of 50% of the Registrable Shares, provided that any such amendment or waiver shall apply equally to all Holders of Registrable Shares, except to the extent a Holder of Registrable Shares, adversely affected by unequal treatment, otherwise consents. Any waiver, permit, consent or approval of any kind or character, on the part of any such Holders, of any provision or condition of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in writing.

                  14.      Successors and Assigns

     All covenants (other than those in Section 10, which are made only as of the Closing Date) and agreements contained in this Agreement by or on behalf of any of the parties hereto (including, without limitation, any Holder) will bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Holder) whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Holders of Registrable Shares are also for the benefit of, and enforceable by, any subsequent Holder of Registrable Shares who agrees to be bound by this Agreement.

                  15.      Final Agreement

     This Agreement constitutes the final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.
                  16.      Severability

     Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by, or invalid under, applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

                  17.      Descriptive Heading

     The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of, and shall not be utilized in interpreting, this Agreement.

                  18.      Notices

     Any notices required or permitted to be sent hereunder shall be delivered personally, or mailed by certified mail, return receipt requested, or delivered by overnight courier service to the addresses below, the addresses on the signature page hereto or such other addresses as shall be given by notice delivered hereunder, and shall be deemed to have been given upon delivery, if delivered personally, three business days after mailing, if mailed, or one business day after delivery to the courier, if delivered by overnight courier service:

     If to the Holders of Registrable Shares, to the addresses set forth on the stock record books of the Company;

                           with a copy to:
                           Christian Hendricks Law Office
                           550 North Brand Blvd., Suite 1960
                           Glendale, CA  91203-1900
                           Attention: Mark C. Hendricks
                           Tel: (818) 243-4000
                           Fax: (818) 243-4290

                  19.      Governing law

     The validity, meaning and effect of this agreement shall be determined in accordance with the laws of the State of California applicable to contracts made and to be performed in that state, without regard to principles of conflicts of laws.

                  20.      Counterparts

     This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument. Each party shall receive a duplicate original of the counterpart copy or copies executed by it and the Company.

                  21.      Attorneys Fees

     In the event of any action or suit, based upon, or arising out of, any actual or alleged breach by any party, of any representation, warranty or agreement in this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and expenses of such action or suit from the other party, in addition to any other relief ordered by the court.

                           [The Remainder of this Page is Blank.]

                  This Registration Agreement was executed on the date first set forth above.

                                                 NETOPIA, INC.

                                                 By:/s/ James A. Clark
                                                 Name: James A. Clark
                                                 Title: V.P. and CFO

                                                 SERUS LLC

                                                 By: /s/ Mark C. Hendricks
                                                 Name: Mark C. Hendricks
                                                 Title: Managing Director

                                                 STUDEO, INC.

                                                 By: /s/ Todd Shepherd
                                                 Name: Todd Shepherd
                                                 Title: Director of Strategy
                                                 Address:



                                                 SHAYNE MCQUADE

                                                 /s/ Shayne McQuade
                                                 Address:

                                                 MARK HENDRICKS

                                                 /s/ Mark Hendricks
                                                 Address:

                                                 JODY ROOKSTOOL

                                                 /s/ Jody Rookstool
                                                 Address:

                                                 SCOTT IVERSON

                                                 /s/ Scott Iverson
                                                 Address:

                                                 TODD SHEPHERD

                                                 /s/ Todd Shepherd
                                                 Address: